UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2006

ETRIALS WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50531	20-0308891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Aerial Center Parkway, Morrisville, North Carolina	27560
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 653-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into Material Definitive Agreement.

Disclosure about the stock option grants to John Cline and James Clark contained in Item 5.02 is incorporated herein by reference.

On February 14, 2006 the Company signed an Unconditional Loan Guaranty of the obligations of our subsidiary under a $1,000,000 Loan and Security Agreement dated February 1, 2005 between our subsidiary and RBC Centura Bank. See Exhibits 10.26 and 10.34 which are incorporated herein by reference. At February 13, 2006, $111,000 was outstanding under the line of credit.

Item 2.01   Completion of Acquisition or Disposition of Assets.

On February 9, 2006, etrials Acquisition, Inc., a Delaware corporation (“Merger Sub”) and wholly owned subsidiary of CEA Acquisition Corporation (“CEA”), consummated a merger with etrials Worldwide, Inc., a Delaware corporation (“etrials”), in which etrials became a wholly owned subsidiary of CEA and changed its name to etrials, Inc., pursuant to the Agreement and Plan of Merger dated August 22, 2005, as amended (“Merger Agreement”) among CEA, Merger Sub, etrials and certain stockholders of etrials.

More than $20 million held in trust was released upon consummation of the merger to be used by the combined company. As a result of the merger, the stockholders of etrials have received 7,446,360 shares of CEAC common stock and CEAC warrants to purchase an additional 4,250,000 shares. CEAC now has 12,346,360 shares and 12,350,000 warrants outstanding. None of the shares of Common Stock issued in the merger will be tradable on the public market until August 2006, after which shares will become tradable in installments, subject to indemnification and other conditions more fully described in the Company’s registration statement on Form S-4. 1,400,000 of the shares issued to the etrials stockholders and 166,250 shares owned by pre-merger management of CEA will be cancelled, if by February 19, 2008 the market price of the Common Stock is not at least $7.00, calculated as described in the Company’s Form S-4 registration statement. The warrants issued in the merger are immediately tradable.

In connection with the approval of the above described transaction, the CEA stockholders adopted (i) an amendment to the Certificate of Incorporation of CEA to change the name of CEA from CEA Acquisition Corporation to etrials Worldwide, Inc., (ii) an amendment to the Certificate of Incorporation of CEA to increase the number of authorized shares of CEA common stock from 20,000,000 to 50,000,000, (iii) an amendment to the Certificate of Incorporation of CEA to remove the preamble and Sections A through D, inclusive, of Article Sixth from the Certificate of Incorporation from and after the closing of the merger, and to redesignate Section E of Article Sixth as Article Sixth and (iv) the CEA 2005 Performance Equity Plan, which reserves a total of 2,100,000 shares of common stock for issuance in accordance with the plan’s terms.

Upon the Closing, CEA changed its name to etrials Worldwide, Inc. and is hereinafter referred to as the “Company.”

BUSINESS

The business the Company acquired in the Merger is described in the Form S-4 (No. 333-129314), effective January 18, 2006, in the Section entitled “Other Information Related to etrials” beginning on page 97 and is incorporated herein by reference.

The employees of the Company are described in the Form S-4 (No. 333-129314), effective January 18, 2006, in the Section entitled “Other Information Related to etrials - Employees” on page 106 and is incorporated herein by reference.

RISK FACTORS

The risks associated with the Company’s business are described in the Form S-4 (No. 333-129314), effective January 18, 2006, in the Section entitled “Risk Factors” on page 30 and is incorporated herein by reference.

FINANCIAL INFORMATION

The selected financial information of etrials are included in the Form S-4 (No. 333-129314), effective January 18, 2006, in the Sections entitled “Selected Historical and Pro Forma Consolidated Financial Information,” “Unaudited Pro Forma Condensed Consolidated Financial Statements” beginning on pages 25 and 80 and are incorporated herein by reference.

etrials’ Management’s Discussion and Analysis of Operations and Results of Operations and Quantitative and Qualitative Disclosures about Market Risk are described in the Form S-4 (No. 333-129314), effective January 18, 2006, in the Section entitled “etrials’ Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 108 and is incorporated herein by reference.

PROPERTIES

The facilities of the Company are described in the Form S-4 (No. 333-129314), effective January 18, 2006, in the Section entitled “Other Information Related to etrials - Facilities” on page 107 and is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The beneficial ownership of the Company’s common stock immediately after the consummation of the merger is described in the Form S-4 (No. 333-129314), effective January 18, 2006, in the Section entitled “Beneficial Ownership of Securities” on page 132 and is incorporated herein by reference.

DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company immediately after the consummation of the Merger Agreement and of our etrials, Inc. subsidiary prior to the Merger are described in the Form S-4 (No. 333-129314), effective January 18, 2006, in the Section entitled “Directors and Executive Officers of CEA Following the Merger” beginning on page 122 and is incorporated herein by reference.

EXECUTIVE COMPENSATION

The executive compensation of the Company’s executive officers and directors is described in the Form S-4 (No. 333-129314), effective January 18, 2006, in the Section entitled “Directors and Executive Officers of CEA Following the Merger - Executive Compensation” on page 128 and is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The description of certain relationships and related transactions of the Company are described in the Form S-4 (No. 133-129314), effective January 18, 2006, in the Section entitled “Certain Relationships and Related Transactions - etrials Related Party Transactions” beginning on Page 139 and is incorporated herein by reference.

LEGAL PROCEEDINGS

The legal proceedings of the Company are described in the Form S-4 (No. 333-129314), effective January 18, 2006, in the Section entitled “Other Information Related to etrials - Legal Proceedings” on page 107 and are incorporated herein by reference.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Information about the market price, number of stockholders and dividends for the securities of the Company is described in the Form S-4 (No. 333-129314), effective January 8, 2006, in the Section entitled “Price Range of CEA Securities and Dividends” on Page 148 and is incorporated herein by reference.

RECENT SALES OF UNREGISTERED SECURITIES

Since January 1, 2003, etrials sold the following securities without registration as follows:

(1)     On January 31, 2003 etrials issued 6,086,548 shares of its Common Stock and 4,359,643 shares of its Series A Convertible Preferred Stock (“Series A Stock”) to ten shareholders of Araccel Corporation (“Araccel”) in connection with the merger of Araccel and etrials. In a reorganization that accompanied with merger, the following transactions occurred: (i) holders of etrials then-outstanding Common Stock, Series A preferred stock and Series B preferred stock converted all of their shares of etrials capital stock into an aggregate of 5,138,651 shares of etrials Common Stock, at conversion ratios of 0.3006, 0.3006 and 0.5833, respectively; (ii) seven of Araccel’s shareholders who also held Araccel debentures exchanged those debentures for 337,375 shares of Series A Stock; (iii) thirteen holders of etrials warrants exchanged their warrants for an aggregate of 60,178 shares of etrials Common Stock; (iv) six holders of the secured debt of etrials agreed to exchange $975,263 in value of such debt (including accrued interest) for 548,695 shares of Common Stock and 426,567 shares of Series A Stock; and (v) twenty holders of etrials debentures agreed to exchange $1,014,547 in debt represented by such debentures for 1,014,547 shares of Series A Stock.

Also in connection with the Araccel merger, during 2003 etrials issued to financial consultants of Araccel and etrials, as fees in connection with the merger: (i) a warrant to purchase 1,000,000 shares of Common Stock at an exercise price of $0.53 per share; (ii) 253,176 shares of Common Stock; and (iii) 196,824 shares of Series A Stock.

All of the shares issued in connection with the Araccel merger and the related reorganization were issued under an exemption from registration provided by Section 4(2) of the Securities Act and the rules adopted thereunder.

(2)     In August 2003, etrials issued 508,770 shares of Series A Stock as repayment of $270,411 in debt (including accrued interest) pursuant to a note from Araccel to an Araccel shareholder that it had assumed as part of the Araccel merger. These shares were issued under an exemption from registration provided by Section 4(2) of the Securities Act and the rules adopted thereunder.

(3)     From August 2003 through December 2003, etrials sold 4,711,500 shares of its Series A Stock and issued warrants to purchase 3,852,300 shares of its Common Stock in a private offering. These warrants were issued at exercise prices ranging from $0.01 to $1.20 per share. Approximately $4,711,500 (including the conversion of pre-existing debt and satisfaction of accrued expenses) was raised from 28 investors in the offering. In connection with certain bridge loans issued prior to this Series A Stock financing, etrials issued to several lenders warrants to purchase 130,000 shares of its Common Stock at an exercise price of $1.00 per share. etrials also issued warrants to purchase 50,000 shares of Common Stock at an exercise price of $1.00 and 10,000 shares of Common Stock at an exercise price of $0.01 as consulting fees in connection with the offering.

The offering was conducted pursuant to Rule 506 under Regulation D. All the investors were accredited investors. All the investors had prior experience investing in start-up technology companies. All the investors were provided access to all the information they deemed relevant to their investment decisions. All the investors had prior business dealings with one another or with etrials. Neither etrials nor any person acting on its behalf offered or sold the securities by any general solicitation or general advertising. A legend was placed on the stock certificates stating that the securities have not been registered under the Securities Act and cannot be sold or otherwise transferred without an effective registration or exemption from registration.

(4)     In April 2004, etrials issued 100,000 shares of its Common Stock to purchase certain assets of Authentrics, Inc. These securities were sold under the exemption from registration provided by Section 4(2) of the Securities Act and the rules adopted thereunder.

(5)     During August 2004, etrials issued warrants to purchase 40,000 share of its Common Stock to two investors who guaranteed $250,000 of loans for etrials. These securities were sold under the exemption from registration provided by Section 4(2) of the Securities Act and the rules adopted thereunder.

(6)     From June 2004 through November 2004, etrials sold 1,050,087 shares of its Series B Convertible Preferred Stock. Approximately $2,100,174 was raised from 39 investors in the offering. etrials also issued warrants to purchase 157,313 shares of Common Stock, having an exercise price of $2.00 per share, as consulting fees in connection with the offering.

This offering was conducted pursuant to Rule 506 under Regulation D. All the investors were accredited investors. All the investors had prior experience investing in start-up technology companies. All the investors were provided access to all the information they deemed relevant to their investment decisions. All the investors had prior business dealings with one another or with etrials. Neither etrials nor any person acting on its behalf offered or sold the securities by any general solicitation or general advertising. A legend was placed on the stock certificates stating that the securities have not been registered under the Securities Act and cannot be sold or otherwise transferred without an effective registration or exemption from registration.

(7)     In April 2005, etrials issued 900,000 shares of its Common Stock to Q Finance, Inc. to purchase certain assets of Quintiles Transnational Corp., a company affiliated with Q Finance, Inc., of which 500,000 shares were held in escrow to be released to Q Finance, Inc. upon certain performance milestones being met. In February 2006, the parties amended the escrow arrangement to release from escrow 166,667 shares of Common Stock to PharmaBio Development, Inc., the successor by merger to Q Finance, Inc. and to cancel the remaining 333,333 shares held in escrow. These securities were sold under the exemption from registration provided by Section 4(2) of the Securities Act and the rules adopted thereunder.

(8)     Since January 1, 2003 and prior to the merger with CEA, etrials issued an aggregate of 8,606,166 options to acquire shares of its common stock to its directors, officers, employees and consultants under etrials’ 1999 Equity Compensation Plan, as amended. These options were issued under the exemption from registration provided by Rule 701 of the Securities Act.

DESCRIPTION OF REGISTRANT’S SECURITIES

The description of the Company’s common stock and other securities are described in the Form S-4 (No. 333-129314), effective January 18, 2006, in the Section entitled “Description of CEA Common Stock and Other Securities” beginning on page 144 and is incorporated herein by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The indemnification of the directors and officers of the Company is described in the Form S-4 (No. 133-129314), effective January 18, 2006, in the Section entitled “Authorized Capital Stock - Indemnification of Directors and Officers” beginning on Page 79 and is incorporated herein by reference.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The Financial Statements and Exhibits are incorporated by reference from Item 9.01 of this Form 8-K.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

A separate Form 8-K has been filed with respect to the Company’s retaining the registered independent public accounting firm of etrials.

FINANCIAL STATEMENTS AND EXHIBITS

The Financial Statements and Exhibits are incorporated by reference from Item 9.01 of this Form 8-K.

Item 2.02   Results of Operations and Financial Condition.

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, concerning Management’s Discussion and Analysis of Financial Statements of the Company.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On February 14, 2006 the Company signed an Unconditional Loan Guaranty of the obligations of its subsidiary under a $1,000,000 Loan and Security Agreement dated February 1, 2005, between our subsidiary and RBC Centura Bank. See Exhibits 10.26 and 10.34 which are incorporated herein by reference. At February 13, 2006, $111,000 was outstanding under the line of credit.

Item 5.01   Changes in Control of Registrant.

Reference is made to the disclosure described in the Form S-4 (No. 333-129314), effective January 18, 2006, in the Section entitled “The Merger Agreement” beginning on page 62, and to the disclosures in Item 2.01 of this Form 8-K, which are incorporated herein by reference.

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of the Closing, and as a result of the merger of etrials Acquisition, Inc. with and into etrials Worldwide, Inc., all of the officers of the Company and all of the directors of the Company (other than Donald Russell and Peter Collins) resigned. Messrs. John Cline, Robert Brill, Harold Ewen, Peter Coker, and Hans Lindroth were appointed as directors of the Company to serve together with Donald Russell and Peter Collins, the Company’s continuing directors. In addition, Mr. Cline was appointed as Chief Executive Officer of the Company and Mr. James Clark was appointed as Chief Financial Officer, Treasurer and Secretary of the Company. Reference is made to the disclosure described in the Form S-4 (No. 333-129314), effective January 18, 2006, in the Section entitled “Directors and Executive Officers of CEA Following the Merger” beginning on page 122, which is incorporated herein by reference.

On February 9, 2006, Mr. Cline was granted stock options to purchase 500,000 shares of our Common Stock with an exercise price of $5.71 per share, the closing bid price on the date of grant. On February 9, 2006, Mr. Clark was granted stock options to purchase 350,000 shares of Common Stock with an exercise price of $5.71 per share, the closing bid price on the day of the grant.

Item 5.03   Amendments to Articles of Incorporation or Bylaws.

In connection with the transactions described above, the Certificate of Incorporation of the Company was amended and restated. The form of Amended and Restated Certificate of Incorporation was filed as Exhibit 3.1.1 to the Form S-4 (No. 333-129314), effective January 18, 2006 and is incorporated herein by reference.

Item 5.06   Change in Shell Company Status

The material terms of the transaction by which Merger Sub merged with and into etrials, and in which etrials became a wholly owned subsidiary of the Company are described in the Form S-4 (No. 333-29314), effective January 18, 2006, in the Section entitled “The Merger Agreement” beginning on page 62 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

The financial statements and selected financial information of etrials are included in the Form S-4 (No. 333-129314), effective January 18, 2006, in the Sections entitled “Selected Historical and Pro Forma Consolidated Financial Information,” “Unaudited Pro Forma Condensed Consolidated Financial Statements ” and “Index to Financial Statements” beginning on pages 25, 80 and F-1, respectively, and are incorporated herein by reference.

Exhibit	Description

2.1
Agreement and Plan of Merger dated August 22, 2005 by and among CEA Acquisition Corporation, etrials Acquisition, Inc., etrials Worldwide, Inc. and certain stockholders of etrials Worldwide, Inc. (Included in Annex A of the proxy statement/prospectus included in the Form S-4 (No. 333-129314), effective January 18, 2006 and incorporated by reference herein).

2.2
Amendment No. 1 to Plan of Merger dated October 31, 2005 by and among CEA Acquisition Corporation, etrials Acquisition, Inc., etrials Worldwide, Inc. and certain stockholders of etrials Worldwide, Inc. (Included in Annex A of the proxy statement/prospectus included in the Form S-4 (No. 333-129314), effective January 18, 2006 and incorporated by reference herein).

2.3
Amendment No. 2 to Plan of Merger dated December 5, 2005 by and among CEA Acquisition Corporation, etrials Acquisition, Inc., etrials Worldwide, Inc. and certain stockholders of etrials Worldwide, Inc. (Included in Annex A of the proxy statement/prospectus included in the Form S-4 (No. 333-129314), effective January 18, 2006 and incorporated by reference herein).

3.1	Certificate of Incorporation of CEA Acquisition Corporation. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-1 filed November 10, 2003).

3.1.1	Amended and Restated Certificate of Incorporation of CEA Acquisition Corporation. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

3.2	Bylaws of CEA Acquisition Corporation (Incorporated by reference from Registration Statement No. 333-110365 on Form S-1 filed November 10, 2003).

4.1	Specimen Unit Certificate of Registrant (Incorporated by reference from Registration Statement No. 333-110365 on Form S-1 filed November 10, 2003).

4.2	Specimen Common Stock Certificate of Registrant (Incorporated by reference from Registration Statement No. 333-110365 on Form S-1 filed November 10, 2003).

4.3	Specimen Warrant Certificate of Registrant (Incorporated by reference from Registration Statement No. 333-110365 on Form S-1 filed November 10, 2003).

4.4	Form of Unit Purchase Option. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-1 filed November 10, 2003).

4.5
Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant (Incorporated by reference from Registration Statement No. 333-110365 on Form S-1 filed November 10, 2003).

Exhibit	Description

9.1
Voting Agreement dated August 22, 2005 among CEA Acquisition Corporation, certain security holders of etrials Worldwide, Inc. and certain security holders of CEA Acquisition, Inc. (Incorporated by reference from Current Report on Form 8-K filed August 25, 2005).

10.1
Letter Agreement among the Registrant, EarlyBirdCapital, Inc. and J. Patrick Michaels, Jr. (without schedules). (Incorporated by reference from Amendment No. 1 to Registration Statement No. 333-110365 on Form S-1 filed December 24, 2003).

10.2
Letter Agreement among the Registrant, EarlyBirdCapital, Inc. and Robert Moreyra (without schedules). (Incorporated by reference from Amendment No. 1 to Registration Statement No. 333-110365 on Form S-1 filed December 24, 2003).

10.3
Letter Agreement among the Registrant, EarlyBirdCapital, Inc. and Donald Russell (without schedules) (Incorporated by reference from Amendment No. 1 to Registration Statement No. 333-110365 on Form S-1 filed December 24, 2003).

10.4
Letter Agreement among the Registrant, EarlyBirdCapital, Inc. and Brad Gordon (without schedules). (Incorporated by reference from Amendment No. 1 to Registration Statement No. 333-110365 on Form S-1 filed December 24, 2003).

10.5
Letter Agreement among the Registrant, EarlyBirdCapital, Inc. and Harold Ewen (without schedules). (Incorporated by reference from Amendment No. 1 to Registration Statement No. 333-110365 on Form S-1 filed December 24, 2003).

10.6
Letter Agreement among the Registrant, EarlyBirdCapital, Inc. and CEA Group, LLC (without schedules). (Incorporated by reference from Registration Statement No. 333-110365 on Form S-1 filed November 10, 2003).

10.7
Form of Investment Trust Management Trust Agreement between the Registrant, Continental Stock Transfer & Trust Company and the Initial Stockholders.   (Incorporated by reference from Amendment No. 2 to Registration Statement No. 333-110365 on Form S-1 filed December 24, 2003).

10.8
Form of Stock Escrow Agreement between the Registrant, Continental Stock Transfer & Trust Company and the Initial Stockholders. (Incorporated by reference from Amendment No. 2 to Registration Statement No. 333-110365 on Form S-1 filed December 24, 2003).

10.9
Form of Amendment to Stock Escrow Agreement between the Registrant, Continental Stock Transfer & Trust Company and the Initial Stockholders. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed December 13, 2005).

10.10
Form of Letter Agreement between CEA Group, LLC and Registrant regarding administrative support. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-1 filed November 10, 2003).

Exhibit	Description

10.11	Form of Registration Rights Agreement among the Registrant and the Initial Stockholders (Incorporated by reference from Registration Statement No. 333-110365 on Form S-1 filed November 10, 2003).

10.12	CEA 2005 Performance Equity Plan (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed December 13, 2005).

10.13
Letter Agreement dated as of August 10, 2005 between the Registrant, EarlyBirdCapital, Inc. and American Fund Advisors (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

10.14
Form of Escrow Agreement among CEA Acquisition Corporation, James W. Clark, Jr., as the etrials Stockholders’ Representative and Continental Stock Transfer & Trust Company. (Incorporated by reference from Current Report on 8-K filed August 25, 2005).

10.15
Form of Amendment to Escrow Agreement among CEA Acquisition Corporation, James W. Clark, Jr., as the etrials Stockholders’ Representative and Continental Stock Transfer & Trust Company. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed December 13, 2005).

10.16	Employment Agreement dated August 22, 2005, among CEA Acquisition Corporation, etrials Worldwide, Inc. and John Cline (Incorporated by reference from Current Report on Form 8-K filed August 25, 2005).

10.17
Employment Agreement dated August 22, 2005, among CEA Acquisition Corporation, etrials Worldwide, Inc. and James W. Clark, Jr. (Incorporated by reference from Current Report on Form 8-K filed August 25, 2005).

10.18	Employment Agreement dated August 22, 2005, between etrials Worldwide, Inc. and Michael Harte. (Incorporated by reference from Current Report on Form 8-K filed August 25, 2005).

10.19	Lock-Up Agreement dated August 22, 2005 executed by certain of the security holders of etrials Worldwide, Inc. (Incorporated by reference from Current Report on Form 8-K filed August 25, 2005).

10.20	Lock-Up Agreement dated August 22, 2005 executed by Quintiles Transnational Corp. and Q Finance Inc. (Incorporated by reference from Current Report on Form 8-K filed August 25, 2005).

10.21	etrials Worldwide, Inc. 1999 Equity Compensation Plan. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

10.22	Amendment to etrials Worldwide, Inc. 1999 Equity Compensation Plan, dated March 11, 2003 (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

Exhibit	Description

10.23	Employment Agreement between John Cline and etrials Worldwide, Inc., dated December 12, 2003. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

10.24
Employment Agreement between James Clark and etrials Worldwide, Inc., dated December 12, 2003. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

10.25	Service Agreement between Rachel King and Minidoc Limited. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

10.26
RBC Loan and Security Agreement by and between etrials Worldwide, Inc. and RBC Centura Bank, dated February 1, 2005. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

10.27
Negative Pledge Agreement by and between etrials Worldwide, Inc. and RBC Centura Bank, dated February 1, 2005. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

10.28
Investment Banking Fee Satisfaction Agreement between Fred Nazem and etrials Worldwide, Inc., dated April 4, 2003, terminated September 10, 2005. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

10.29
Letter Agreement for Financial Advisory Services between Fred Nazem and etrials Worldwide, Inc., dated June 24, 2004 and terminated September 10, 2005. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

10.30
Advisory Agreement between Tryon Capital and etrials Worldwide, Inc., dated November 7, 2003 and terminated September 10, 2005. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

10.31
Form of Voting Trust Agreement between etrials Worldwide, Inc. and certain shareholders of etrials Worldwide, Inc. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

10.32
Form of Amendment to Voting Trust Agreement between etrials Worldwide, Inc. and certain shareholders of etrials Worldwide, Inc. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

10.33
Exclusive License Agreement by and between MiniDoc AB and etrials Worldwide, Inc., dated August 10, 2005. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed December 13, 2005).

10.34*	Unconditional Guaranty Agreement dated February 14, 2006 between etrials Worldwide, Inc. and RBC Centura Bank.

23.1*	Consent of Ernst & Young LLP to incorporation by reference of financial statements.

*Included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2006	etrials Worldwide, Inc.

By: /s/ John K. Cline
Name: John K. Cline
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

2.1
Agreement and Plan of Merger dated August 22, 2005 by and among CEA Acquisition Corporation, etrials Acquisition, Inc., etrials Worldwide, Inc. and certain stockholders of etrials Worldwide, Inc. (Included in Annex A of the proxy statement/prospectus included in to the Form S-4 (No. 333-129314), effective January 18, 2006 and incorporated by reference herein).

2.2
Amendment No. 1 to Plan of Merger dated October 31, 2005 by and among CEA Acquisition Corporation, etrials Acquisition, Inc., etrials Worldwide, Inc. and certain stockholders of etrials Worldwide, Inc. (Included in Annex A of the proxy statement/prospectus included in the Form S-4 (No. 333-129314), effective January 18, 2006 and incorporated by reference herein).

2.3
Amendment No. 2 to Plan of Merger dated December 5, 2005 by and among CEA Acquisition Corporation, etrials Acquisition, Inc., etrials Worldwide, Inc. and certain stockholders of etrials Worldwide, Inc. (Included in Annex A of the proxy statement/prospectus included in the Form S-4 (No. 333-129314), effective January 18, 2006 and incorporated by reference herein).

3.1	Certificate of Incorporation of CEA Acquisition Corporation. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-1 filed November 10, 2003).

3.1.1	Amended and Restated Certificate of Incorporation of CEA Acquisition Corporation. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

3.2	Bylaws of CEA Acquisition Corporation (Incorporated by reference from Registration Statement No. 333-110365 on Form S-1 filed November 10, 2003).

4.1	Specimen Unit Certificate of Registrant (Incorporated by reference from Registration Statement No. 333-110365 on Form S-1 filed November 10, 2003).

4.2	Specimen Common Stock Certificate of Registrant (Incorporated by reference from Registration Statement No. 333-110365 on Form S-1 filed November 10, 2003).

4.3	Specimen Warrant Certificate of Registrant (Incorporated by reference from Registration Statement No. 333-110365 on Form S-1 filed November 10, 2003).

4.4	Form of Unit Purchase Option. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-1 filed November 10, 2003).

4.5
Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant (Incorporated by reference from Registration Statement No. 333-110365 on Form S-1 filed November 10, 2003).

Exhibit	Description

9.1
Voting Agreement dated August 22, 2005 among CEA Acquisition Corporation, certain security holders of etrials Worldwide, Inc. and certain security holders of CEA Acquisition, Inc. (Incorporated by reference from Current Report on Form 8-K filed August 25, 2005).

10.1
Letter Agreement among the Registrant, EarlyBirdCapital, Inc. and J. Patrick Michaels, Jr. (without schedules). (Incorporated by reference from Amendment No. 1 to Registration Statement No. 333-110365 on Form S-1 filed December 24, 2003).

10.2
Letter Agreement among the Registrant, EarlyBirdCapital, Inc. and Robert Moreyra (without schedules). (Incorporated by reference from Amendment No. 1 to Registration Statement No. 333-110365 on Form S-1 filed December 24, 2003).

10.3
Letter Agreement among the Registrant, EarlyBirdCapital, Inc. and Donald Russell (without schedules) (Incorporated by reference from Amendment No. 1 to Registration Statement No. 333-110365 on Form S-1 filed December 24, 2003).

10.4
Letter Agreement among the Registrant, EarlyBirdCapital, Inc. and Brad Gordon (without schedules). (Incorporated by reference from Amendment No. 1 to Registration Statement No. 333-110365 on Form S-1 filed December 24, 2003).

10.5
Letter Agreement among the Registrant, EarlyBirdCapital, Inc. and Harold Ewen (without schedules). (Incorporated by reference from Amendment No. 1 to Registration Statement No. 333-110365 on Form S-1 filed December 24, 2003).

10.6
Letter Agreement among the Registrant, EarlyBirdCapital, Inc. and CEA Group, LLC (without schedules). (Incorporated by reference from Registration Statement No. 333-110365 on Form S-1 filed November 10, 2003).

10.7
Form of Investment Trust Management Trust Agreement between the Registrant, Continental Stock Transfer & Trust Company and the Initial Stockholders.  (Incorporated by reference from Amendment No. 2 to Registration Statement No. 333-110365 on Form S-1 filed December 24, 2003).

10.8
Form of Stock Escrow Agreement between the Registrant, Continental Stock Transfer & Trust Company and the Initial Stockholders. (Incorporated by reference from Amendment No. 2 to Registration Statement No. 333-110365 on Form S-1 filed December 24, 2003).

10.9
Form of Amendment to Stock Escrow Agreement between the Registrant, Continental Stock Transfer & Trust Company and the Initial Stockholders. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed December 13, 2005).

10.10
Form of Letter Agreement between CEA Group, LLC and Registrant regarding administrative support. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-1 filed November 10, 2003).

Exhibit	Description

10.11	Form of Registration Rights Agreement among the Registrant and the Initial Stockholders (Incorporated by reference from Registration Statement No. 333-110365 on Form S-1 filed November 10, 2003).

10.12	CEA 2005 Performance Equity Plan (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed December 13, 2005).

10.13
Letter Agreement dated as of August 10, 2005 between the Registrant, EarlyBirdCapital, Inc. and American Fund Advisors (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

10.14
Form of Escrow Agreement among CEA Acquisition Corporation, James W. Clark, Jr., as the etrials Stockholders’ Representative and Continental Stock Transfer & Trust Company. (Incorporated by reference from Current Report on Form 8-K filed August 25, 2005.

10.15
Form of Amendment to Escrow Agreement among CEA Acquisition Corporation, James W. Clark, Jr., as the etrials Stockholders’ Representative and Continental Stock Transfer & Trust Company. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed December 13, 2005).

10.16	Employment Agreement dated August 22, 2005, among CEA Acquisition Corporation, etrials Worldwide, Inc. and John Cline (Incorporated by reference from Current Report on Form 8-K filed August 25, 2005).

10.17
Employment Agreement dated August 22, 2005, among CEA Acquisition Corporation, etrials Worldwide, Inc. and James W. Clark, Jr. (Incorporated by reference from Current Report on Form 8-K filed August 25, 2005).

10.18	Employment Agreement dated August 22, 2005, between etrials Worldwide, Inc. and Michael Harte. (Incorporated by reference from Current Report on Form 8-K filed August 25, 2005).

10.19	Lock-Up Agreement dated August 22, 2005 executed by certain of the security holders of etrials Worldwide, Inc. (Incorporated by reference from Current Report on Form 8-K filed August 25, 2005).

10.20
Lock-Up Agreement dated August 22, 2005 executed by Quintiles Transnational Corp. and Q Finance Inc. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed August 25, 2005).

10.21	etrials Worldwide, Inc. 1999 Equity Compensation Plan. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

10.22	Amendment to etrials Worldwide, Inc. 1999 Equity Compensation Plan, dated March 11, 2003 (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

Exhibit	Description

10.23	Employment Agreement between John Cline and etrials Worldwide, Inc., dated December 12, 2003. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

10.24
Employment Agreement between James Clark and etrials Worldwide, Inc., dated December 12, 2003. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

10.25	Service Agreement between Rachel King and Minidoc Limited. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

10.26
RBC Loan and Security Agreement by and between etrials Worldwide, Inc. and RBC Centura Bank, dated February 1, 2005. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

10.27
Negative Pledge Agreement by and between etrials Worldwide, Inc. and RBC Centura Bank, dated February 1, 2005. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

10.28
Investment Banking Fee Satisfaction Agreement between Fred Nazem and etrials Worldwide, Inc., dated April 4, 2003, terminated September 10, 2005. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

10.29
Letter Agreement for Financial Advisory Services between Fred Nazem and etrials Worldwide, Inc., dated June 24, 2004 and terminated September 10, 2005. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

10.30
Advisory Agreement between Tryon Capital and etrials Worldwide, Inc., dated November 7, 2003 and terminated September 10, 2005. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

10.31
Form of Voting Trust Agreement between etrials Worldwide, Inc. and certain shareholders of etrials Worldwide, Inc. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

10.32
Form of Amendment to Voting Trust Agreement between etrials Worldwide, Inc. and certain shareholders of etrials Worldwide, Inc. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed October 28, 2005).

10.33
Exclusive License Agreement by and between MiniDoc AB and etrials Worldwide, Inc., dated August 10, 2005. (Incorporated by reference from Registration Statement No. 333-110365 on Form S-4 filed December 13, 2005).

10.34*	Unconditional Guaranty Agreement dated February 14, 2006 between etrials Worldwide, Inc. and RBC Centura Bank.

23.1*	Consent of Ernst & Young to incorporation by reference of financial statements.

*Included in this Form 8-K.